Exhibit 10.1b

Execution Copy

AMENDMENT NO. 1

TO CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of February 21, 2008 (this “Amendment”), to and under the CREDIT AGREEMENT, dated as of August 28, 2007 (as further amended, supplemented or otherwise modified, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (“U.S. Borrower”), the Euro Borrowers and the Swing Loan Borrowers party thereto from time to time (the Euro Borrowers and the Swing Loan Borrowers together with the U.S. Borrower, collectively, the “Borrowers”), each lender and issuing bank party thereto from time to time (collectively, the “Lenders” and individually, a “Lender”), and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

Pursuant to Section 9.01 (Amendments, Etc.) of the Credit Agreement, the Borrowers have requested that the Administrative Agent and the Required Lenders consent to the amendments to the Credit Agreement set forth herein.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated Net Tangible Assets,” “Insufficiency,” “OECD,” “Receivables Funding Entity” and “Solvent” in their entirety.

(b) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by consecutively relettering each of the subsections in the definition of “Customary Permitted Liens” beginning with the first subsection being labeled as “a” and ending with the last subsection being labeled as “m.”

(c) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

“Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

(d) Section 6.02(a)(i) (Reporting Covenants) of the Credit Agreement is hereby amended by inserting immediately after the words “Within 45 days after the end of each Fiscal Quarter of each Fiscal Year,” the following: “other than the fourth Fiscal Quarter of such Fiscal Year,”.

(e) Section 6.04(b) (Negative Covenants) of the Credit Agreement is hereby amended by (A) deleting “, or” at the end of clause (iii) thereof and (B) deleting clause (iv) thereof in its entirety.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

(b) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full; and

(c) the representations and warranties set forth in Section 5 hereof shall be true and correct as of the date hereof.

Furthermore this Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 3. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or

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words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

SECTION 4. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 5. Representations And Warranties. Each of the Borrowers hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Thomas C. Deas, Jr.
Name:	Thomas C. Deas, Jr.
Title:	Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Thomas C. Deas, Jr.
Name:	Thomas C. Deas, Jr.
Title:	Authorized Signatory, as Attorney-in-Fact

FMC FORET S.A.

By:	/s/ Thomas C. Deas, Jr.
Name:	Thomas C. Deas, Jr.
Title:	Authorized Signatory, as Attorney-in-Fact

FMC CHEMICALS NETHERLANDS BV

By:	/s/ Thomas C. Deas, Jr.
Name:	Thomas C. Deas, Jr.
Title:	Authorized Signatory, as Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

The Administrative Agent

CITIBANK, N.A.

By:	/s/ Daniel Gouger
Name:	Daniel Gouger
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITIBANK, N.A.
as Lender

By:	/s/ Daniel Gouger
Name:	Daniel Gouger
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ABN AMRO BANK NV
as Lender

By:	/s/ Patricia Christy
Name:	Patricia Christy
Title:	Director

By:	/s/ Michele Costello
Name:	Michele Costello
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ David A. Mandell
Name:	David A. Mandell
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

PNC Bank, National Association
as Lender

By:	/s/ Meredith Jermann
Name:	Meredith Jermann
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION
as Lender

By:	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WACHOVIA BANK, N.A.
as Lender

By:	/s/ Barbara Van Meerten
Name:	Barbara Van Meerten
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

[Bank of China, New York Branch]
as Lender

By:	/s/ William Warren Smith
Name:	William Warren Smith
Title:	Chief Lending Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Bank of America N.A., as Lender

By:	/s/ Edwin B. Cox, Jr.
Name:	Edwin B. Cox, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

DnB NOR Bank ASA
as Lender

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	First Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Bank of Tokyo-Mitsubishi UFJ Trust Company,
as Lender

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Fortis Capital Corp.,
as Lender

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Director & Group Head

By:	/s/ John Spillane
Name:	John Spillane
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Bayerische Landesbank, New York Branch
as Lender

By:	/s/ Matthew DeCarlo
Name:	Matthew DeCarlo
Title:	Vice President

By:	/s/ Nikolai von Mengden
Name:	Nikolai von Mengden
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

NATIONAL CITY BANK
as Lender

By:	/s/ Donna J. Emhart
Name:	Donna J. Emhart
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

US Bank, N.A.
as Lender

By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

THE BANK OF NEW YORK
as Lender

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CoBank, ACB
as Lender

By:	/s/ Alan V. Schuler
Name:	Alan V. Schuler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Banco Bilbao Vizcaya Argentaria S.A.
as Lender

By:	/s/ Miguel Lara
Name:	Miguel Lara
Title:	Managing Director

By:	/s/ AM Sarfati
Name:	AM Sarfati
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Societe Generale
as Lender

By:	/s/ Milissa A. Goeden
Name:	Milissa A. Goeden
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]